Midwest Investor Update

September 1 - 2, 2010

forward-looking statement…
During the course of this presentation, there will be forward-looking statements within the meaning of the “safe harbor” provisions of the
Private Securities Litigation Reform Act of 1995. Forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,”
“intends,” “plans,” “believes,” “seeks,” or “will.”
The information in this presentation is based upon our current expectations as of the date hereof unless otherwise noted.  Our actual future business and financial performance may differ materially and adversely from our expectations expressed in any forward-looking statements.  We undertake no obligation to revise or publicly update our forward-looking statements or this presentation for any reason. Although our expectations and beliefs are based on reasonable assumptions, actual results may differ materially. The factors that may affect our results are listed in certain of our press releases and disclosed in the Company’s public filings with the SEC.

montana
north dakota
minnesota
south dakota
wyoming
iowa
nebraska
HAVRE
KALISPELL
GREAT FALLS
MISSOULA
millcreek
BUTTE
BOZEMAN
BILLINGS
colstrip unit 4
coyote 1
big stone
neal 4
YELLOWSTONE NATIONAL PARK
HURON
MITCHELL
NORTH PLATTE
GRAND ISLAND
KEARNEY
natural gas
electric
electric generating plants

NorthWestern Energy

Delivering a Bright Future

who we are…
Above data as of 6/30/10
(1) Book capitalization calculated as total debt, excluding capital leases, plus shareholders’ equity.
¾ 661,000 customers
 » 397,000 electric
 » 264,000 natural gas
¾ Approximately 123,000 square
 miles of service territory in
 Montana, South Dakota, and
 Nebraska
 » 32,000 miles of electric T&D lines
 » 8,400 miles of natural gas T&D
 pipelines
 » 18 Bcf natural gas storage
¾ Total generation (mostly base load coal)
 » MT - 222 MW - regulated
 » SD - 312 MW - regulated
¾ Total Assets: $2,832 MM
¾ Total Capitalization: $1,812 MM(1)
¾ Total Employees: 1,354
Located in states with relatively stable
economies with potential grid expansion.

NorthWestern’s attributes…
¾ Solid operations
 » Cost competitive
 » Above-average reliability
 » Award-winning customer service
¾ Low single A secured credit ratings with a strong balance sheet and liquidity
 » April 15, 2010 Fitch upgraded secured and unsecured ratings to A- and BBB+
        respectively
¾ Positive earnings and ROE trend
 » Delivery services rate cases for Montana electric and natural gas
 » Mill Creek Generation Station into rates early 2011
¾ Strong cash flows
 » NOLs and repair tax deduction provide an effective tax shield until likely 2014
 » 94% pension funded status allows us to shift operating cash flows toward growth
¾ Competitive total shareholder return and dividend that has increased every year since 2005
 » Added to S&P 600 SmallCap Index on April 9, 2010
¾ Constructive regulatory environment
¾ Forbes.com listed as one of “100 Most Trustworthy Companies”
¾ Realistic investment opportunities

SECURED CREDIT RATINGS

S&P
Moody's
Fitch
A-/A3/A-
BBB+/Baa1/BBB+
BBB/Baa2/BBB
BBB-/Baa3/BBB-
BB+/Ba1/BB+
Investment Grade
2005
2006
2007
2008
2009
2010

Agency	***Secured***	***Unsecured***	***Outlook***
Standard & Poor's	*A-*	*BBB*	*Stable*
Moody's Investor Services	*A3*	*Baa2*	*Positive*
Fitch Ratings	*A-*	*BBB+*	*Stable*
Target	*Low Single A*	*High Triple B*	

NorthWestern Energy
Delivering a Bright Future

improving credit ratings…

A security rating is not a recommendation to buy, sell or hold securities. Such rating may be subject to revision or withdrawal at any time by the credit rating agency and each rating should be evaluated independently of any other rating.

Debt Maturity Schedule(2) as of 6/30/10 (million's)
$300
$200
$100
$0
'09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 '23 '24 '25 '26 '27 '28 '29 '30 '31 '32 '33 '34 '35 '36 '37 '38 '39

NorthWestern Energy

Delivering a Bright Future

strong balance sheet and liquidity…
¾ Total Debt / Total capitalization of 55.4%(1)
¾ May 2010
 » We refinanced existing $225 million, 5.875% Senior Secured Notes due 2014 with 15 year First Mortgage Bonds due 2025. Bonds
 priced April 15th at 5.01%.
¾ Total liquidity approximately $180 million
¾ Nearly all long-term debt matures after 2015
(1) Total Debt / Total capitalization as of 6/30/10
(2) Excludes outstanding Revolver balance of $86 million maturing in 2012.

Authorized ROE's in Utility Industry
12.0%
11.0%
10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
Return on Equity
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$-
Net Income (millions)
$59.5
$37.9
$53.2
$67.6
$73.4
$71-77
2005
2006
2007
2008
2009
2010 Est.*
NWE Return on (average) Equity
Net Income

NorthWestern Energy
Delivering a Bright Future

positive earnings and ROE…
Recent authorized ROE’s: Mill Creek (10.25%)
and Colstrip Unit 4 (10.00%).
* 2010 Estimate for illustrative purposes only and based on guidance range $1.95 - $2.10 and 36.5 million  fully diluted shares

$250
$200
$150
$100
$50
$-
$(50)
$(100)
$(150)
$(200)
(millions)
$30M
$23M
$57M
$43M
$(41M)
$47M
2005
2006
2007
2008
2009
2009 Adj.(2)
CFO
Capex(1)
Dividends
CFO less capex(1) & dividends

NorthWestern Energy
Delivering a Bright Future

strong cash flows…
Earnings trend and NOLs provide strong cash flows to
fund future investment.
(1) Utility maintenance capex only, excludes investment project opportunities.
(2) 2009 Cash Flow from Operations adjusted to add back pension funding in excess of expense and Ammondson settlement paid.

reduced pension funding anticipated...

$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$-
(millions)
Pension Expense
Pension Funding
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
Estimates

Note: Expense and funding estimates are revised annually based upon actuarial assumptions and actual return on assets.

NorthWestern Energy
Delivering a Bright Future

It is also anticipated that our $93 million investment to
fund pension in 2009 will free up significant cash flow
for future investment.

100%
95%
90%
85%
80%
75%
70%
65%
60%
55%
50%
NorthWestern Energy 94%
Portland General Electric 83%
Vectren 78%
UniSource Energy 76%
Avista 72%
ALLETE 70%
Black Hills 69%
PNM Resources 68%
MGE Energy 64%
Empire District Electric 63%
IDACORP 62%
Westar Energy 60%
Size of bubble represents relative size of pension plan assets

Timing of 2009 pension investment and solid market returns in 2009 allow us to be better positioned than our peers to shift cash flow toward growth.

NorthWestern Energy
Delivering a Bright Future

12/31/09 pension funded status…

Data source: SNL
Financial

Our 45% Total Shareholder Return (TSR) since emergence has exceeded our peer average as well as major indices (11/2/04 - 8/30/10)

100%
80%
60%
40%
20%
0%
-20%
-40%
B&B Transaction announced
B&B Transaction Terminated
NWE added to S&P Small Cap 600 Index
Start of economic downturn
NWE
Peer Average
S&P 500
DJU
11/2/2004
5/2/2005
11/2/2005
5/2/2006
11/2/2006
5/2/2007
11/2/2007
5/2/2008
11/2/2008
5/2/2009
11/2/2009
5/2/2010

	TSR
NWE	**45.16%**
UNS	61.54%
WR-U	51.79%
MG	49.32%
AVA	45.90%
IDA	42.31%
EDE	36.53%
BKH	36.12%
ALE	34.20%
VVC	26.42%
POR	-21.13%
PNM	-39.72%
Peer Avg.	**29.39%**
DJU [1]	**25.34%**
S&P 500	**4.70%**

1.) Dow Jones Utility (DJU) Reflects change in index value only and not the value of the underlying dividends.

NorthWestern Energy
Delivering a Bright Future

competitive total shareholder return…
Data source: SNL
Financial

Dividend Per Share
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$-
Dividend Payout Ratio
130%
120%
110%
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Targeted payout range
$1.00
$1.24
$1.28
$1.32
$1.34
$1.36
2005
2006
2007
2008
2009
2010 Est. (1)
Annual Dividend Per Share
Dividend Payout Ratio

NorthWestern Energy

Delivering a Bright Future

and growing dividend…
Goal for dividend payout ratio of 60% - 70%.
Current dividend yield about 5%.
(1) 2010 estimated payout range assumes midpoint of $1.95 - $2.10 guidance range

constructive regulatory environment…
¾ Montana
 » Rate cases filed October 2009 requesting $17.5 million revenue increase
 ♦ July 2010 revised rate request to $15.1 million reflecting lower updated costs
 ♦ July 2010 interim rate relief of $13.8 million granted, subject to refund
 ♦ Hearing schedule for September 20th, with decision anticipated in
 December 2010
 » Mill Creek Generation Station filed with MPSC
 ♦ Under construction with $147.2 million capitalized CWIP as of June 30, 2010
 ♦ Intend to file Interim rates soon to be effective with plant in-service
 » Colstrip Unit 4 placed into rate base starting January 2009
¾ South Dakota / Nebraska
 » Expect to file natural gas rate cases during 2011
Maintaining positive regulatory relations in all
jurisdictions

constructive regulatory environment…
¾ FERC
 » Working with FERC for MSTI rate design
 ♦ FERC encouraged Company to develop MSTI on a cost of service basis by requesting appropriate tariff waivers for existing OATT
 » FERC approved 230kV Renewable Collector Open Season
 » Initial Open Season informational meetings for both MSTI and
 230kV Renewable Collector system were held March 25, 2010
 » FERC docket filed for Mill Creek on April 10, 2010 to establish rates as of January 1, 2011
Maintaining positive regulatory relations in all
jurisdictions

near-term potential earnings drivers…
¾ In 2010 we anticipate
 » Mill Creek AFUDC
 ♦ Approximately $9 million full year pre-tax contribution
 » Modest recovery in volumes and economic activity in
 2010
 ♦ High ratio of residential/commercial vs. industrial
 customers
 ● Electric: 69% Residential & Commercial, 31% Industrial
 ● Natural Gas: 99% Residential & Commercial, 1% Industrial
 ♦ Relatively healthy economy within our service territory
 » Montana rate adjustment expected to take effect last
 quarter of 2010
¾ 2011 we anticipate:
 » Full year effect of Montana rate adjustment
 » Mill Creek in rate base
 ♦ Approximately $10 million annualized contribution to net income, or $3.7 million incremental post-tax contribution compared to 2010
 » Potential South Dakota and Nebraska natural gas partial year rate adjustments

longer term investment opportunities…
¾ Distribution system enhancements
 » Incremental rate based investment to enhance
 reliability and capacity, improve rural service, and
 prepare the system for potential smart grid
 applications (early stages)
¾ Energy supply
 » Mill Creek Generation Station
 » South Dakota peaking generation
 » Wind projects and other renewable projects (early stages)
 » Big Stone pollution control equipment (early stages)
 » Natural gas reserves (early stages)
¾ Transmission projects
 » Colstrip 500 kV upgrade
 » 230 kV Renewable Collector System
 » Mountain States Transmission Intertie (MSTI)
 » Electric Transmission America (ETA) (early stages)
 » Green Power Express (ITC) (early stages)

our proposed transmission projects…

MONTANA
IDAHO
Great Falls Area
Judith Gap Area
Townsend Area
Butte/Ennis Area
Broadview Area
TAFT
HOT SPRINGS
GREAT FALLS
OVANDO SWYD
MISSOULA
JUDITH GAP AUTO
GARRISON
HELENA
TOWNSEND
ANACONDA
BUTTE
THREE RIVERS
BROADVIEW SWYD
ALKALI CREEK
BILLINGS
COLSTRIP
BOZEMAN
MIDPOINT
BRADY
BORAH
POCATELLO
LEGEND
Existing 500 kV Lines
Existing 230 kV Lines
New 230 kV Collector Lines
500 kV Upgrade
MSTI 500 kV Line

NorthWestern Energy
Delivering a Bright Future

(millions)

	Project Cost Estimate			Annual Earnings Opportunity *			Estimated Timeline
Energy supply							
Mill Creek Generation Station	$202	to	$202	$10	to	$10	2011
Montana renewable generation (25-50 MW's)	$40	to	$100	$2	to	$5	2011-12
South Dakota peaking generator	$50	to	$60	$3	to	$3	2012
Big Stone pollution control equipment	$50	to	$75	$3	to	$4	2016
Transmission projects							
Colstrip 500 kV Upgrade	$40	to	$75	$2	to	$4	2013
First 230 kV Renewable Collector	$200	to	$250	$10	to	$13	2015
MSTI (assumes 100% of project)	$900	to	$1,100	$45	to	$55	2015

Projects in early stages of evaluation and are too preliminary to provide estimates of costs, earning opportunities, or timeline include:

- *Incremental electric and gas distribution enhancement*
- *Natural gas reserves*
- *ETA / ITC investment*
- *Neal #4 pollution control equipment*

* *Annual Earnings Opportunity assumes a 50% equity ratio multiplied by 10% Return on Equity (ROE) for illustrative purposes.*

NorthWestern Energy
Delivering a Bright Future

potential project summary…
Opportunity to increase and diversify earnings as
compared with our existing $1.6 billion rate base.

in summary…
¾ Solid operations
¾ Low single A secured credit ratings with a
 strong balance sheet and liquidity
¾ Positive earnings and ROE trend
¾ Strong cash flows
¾ Competitive total shareholder return and
 dividend that has increased every year
 since 2005
¾ Constructive regulatory environment
¾ Forbes.com “100 Most Trustworthy
 Companies”
¾ Realistic investment opportunities

Appendi
x

(in thousands)

	Six Months Ended June 30,		
	2010	2009	Variance
Operating Revenues	$ 578,232	$ 606,616	$ (28,384)
Cost of Sales	284,763	314,850	(30,087)
Gross Margin	**293,469**	**291,766**	**1,703**
Operating Expenses			
Operating, general & administrative	115,434	126,317	(10,883)
Property and other taxes	47,952	42,535	5,417
Depreciation	45,872	44,982	890
Total Operating Expenses	**209,258**	**213,834**	**(4,576)**
Operating Income	**84,211**	**77,932**	**6,279**
Interest Expense	(33,107)	(33,136)	29
Investment Income and Other	2,606	789	1,817
Income Before Taxes	**53,710**	**45,585**	**8,125**
Income Taxes	(13,301)	(16,674)	3,373
Net Income	**$ 40,409**	**$ 28,911**	**$ 11,498**
Average Common Share Outstanding	36,174	35,937	237
Basic Earnings Per Average Common Share	$ 1.12	$ 0.80	$ 0.32
Diluted Earnings Per Average Comon Share	$ 1.11	$ 0.80	$ 0.31

NorthWestern Energy

Delivering a Bright Future

income statement…
Appendi
x

(in thousands)	June 30, 2010		December 31, 2009	
Cash		6,149		4,344
Restricted cash		14,812		13,608
Accounts receivable, net		91,985		143,759
Inventories		42,065		47,305
Other current assets		70,085		55,811
Goodwill		355,128		355,128
PP&E and ther non-current assets		2,251,725		2,175,177
Total Assets	**$**	**2,831,949**	**$**	**2,795,132**
Payables		54,462		92,923
Short-term debt & capital leases		7,590		7,320
Other current liabilities		207,051		194,749
Long-term debt & capital leases		1,032,658		1,016,866
Other non-current liabilities		722,300		696,250
Shareholders' equity		807,888		787,024
Total Liabilities and Equity	**$**	**2,831,949**	**$**	**2,795,132**
Capitalization:				
Short Term Debt & Capital Leases		7,590		7,320
Long Term Debt & Capital Leases		1,032,658		1,016,866
Less: Basin Creek Capital Lease		(36,154)		(36,719)
Shareholders' Equity		807,888		787,024
Total Capitalization	**$**	**1,811,982**	**$**	**1,774,491**
Ratio of Debt to Capitalization		55.4%		55.6%

NorthWestern Energy
Delivering a Bright Future

balance sheet…

Appendi
x

(in thousands)	Six Months Ended June 30, 2010	2009
Net Income	**$ 40,409**	**$ 28,911**
Depreciation	45,872	44,982
Amort. of debt issue costs, discount, deferred hedge gain and restricted stock	1,891	2,286
Equity portion of allowance for funds used during construction	(2,585)	(275)
Loss (Gain) on sale of assets	628	(223)
Deferred income taxes	20,131	17,858
Changes in current assets and liabilities	27,522	27,000
Other noncurrent assets and liabilities	(1,410)	(35,008)
Cash provided by continuing operating activities	**132,458**	**85,531**
PP&E additions	(116,233)	(46,986)
Proceeds from sale of assets	-	326
Cash used by continuing investing activities	**(116,233)**	**(46,660)**
Dividends on Common Stock	(24,494)	(24,079)
Issuance of long-term debt	225,000	249,833
Repayment of long term debt	(228,403)	(135,011)
Line of Credit Borrowings	402,000	237,000
Line of Credit Repayments	(382,000)	(345,000)
Treasury stock activity	88	-
Financing Costs	(6,611)	(9,943)
Cash used in continuing financing activities	**(14,420)**	**(27,200)**
Increase in Cash and Cash Equivalents	**1,805**	**11,671**
Beginning Cash	4,344	11,292
Ending Cash	**$ 6,149**	**$ 22,963**

NorthWestern Energy

Delivering a Bright Future

cash flow…

Appendi
x

Low		High
2009 Fully Diluted Earnings Per Share	**$2.02**		**$2.02**
Increased AFUDC (Mill Creek)	0.08	to	0.10
Increasing loads - economy and w eather	0.05	to	0.07
Montana transmission recovery	0.03	to	0.05
Colstrip Unit 4 rotor repair costs in 2009	0.03	to	0.03
South Dakota w holesale revenues recovery	0.02	to	0.03
Reduction in insurance claims damages	0.02	to	0.04
Pension, benefits and labor adjustments	0.01	to	0.02
Increase in property taxes	(0.04)	to	(0.02)
Increase in depreciation	(0.02)	to	(0.01)
Other cost increases	(0.02)	to	(0.01)
Tax accounting change related to pre-2009	(0.23)	to	(0.22)
Subtotal of estimated EPS drivers	**(0.07)**	**to**	**0.08**
2010 Estimated EPS guidance range	**$1.95**	**to**	**$2.10**

NorthWestern Energy
Delivering a Bright Future

2009 - 2010 earnings bridge…

Appendi
x

5.2% CAGR 2005-2009
$2.15
$1.95
$1.75
$1.55
$1.35
$1.15
$0.95
$0.75
$1.65
$1.01
$1.44
$1.77
$2.02
$1.95
$2.10
Low
High
2005
2006
2007
2008
2009
2010 Est.

NorthWestern Energy
Delivering a Bright Future

reaffirming 2010 EPS
guidance…
¾ The major assumptions include, but are not limited to, the following expectations:
 » No impact from requested rate increase in Montana (including interim rates) due to anticipated final order in the rate case during the fourth quarter of 2010;
 » The release of the valuation allowance against certain state NOL carryforwards in not included in the earnings outlook;
 » The tax benefit associated with the IRS approval of a tax accounting method to deduct repairs in included in the earnings outlook;
 » Fully diluted average shares outstanding of 36.5 million; and
 » Normal weather in the Company’s electric and natural gas service territories for the remainder of 2010
Appendi
x